UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




 Date of Report (Date of earliest event reported)       June 18, 2004



                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                 000-24971              95-4079863
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)



                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS

         On June 21, 2004, Contango Oil & Gas Company reported that the Federal Energy Regulatory Commission ("FERC") had issued an Order under Section 3 of the Natural Gas Act authorizing Freeport LNG Development, LP ("Freeport LNG") to site, construct and operate a Liquefied Natural Gas ("LNG") Receiving Terminal in Freeport, Brazoria County, Texas. Contango holds a 10% limited partnership interest in Freeport LNG.

         Freeport LNG filed an application for the permit with FERC on March 28, 2003, for authorization to construct and operate the facility with an initial processing capacity of 1.5 billion cubic feet per day (Bcf/d). As previously announced, The Dow Chemical Company and ConocoPhillips have entered into agreements with Freeport LNG for all of the facility's capacity.

         A copy of the Company's press release, dated June 21, 2004, regarding the Order is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following is a list of exhibits filed as part of this Form 8-K.

Exhibit No.                         Description of Document
----------               ------------------------------------------------------
     99.1                Press release dated June 21, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CONTANGO OIL & GAS COMPANY



Date:  June 21, 2004       By:   /s/  KENNETH R. PEAK
                                 --------------------------------------------
                                 Kenneth R. Peak
                                 Chairman and Chief Executive Officer

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